UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2016

XYLEM INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York		10573
(Address of principal executive offices)		(Zip Code)

(914) 323-5700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 24, 2016, Xylem Europe GmbH, a company incorporated under the laws of Switzerland (“Xylem Europe”), entered into a 12-month EUR 150,000,000 term loan facility (the “Term Facility”) the terms of which are set forth in a term loan agreement, among Xylem Europe, as borrower, Xylem Inc. (the “Company”), as parent guarantor and ING Bank, a branch of ING-DiBa AG (“ING Bank”), as the bank (the “Term Loan Agreement”). The Term Loan Agreement provides that the Term Facility is to be used to partially finance the Company’s previously announced acquisition of all of the direct and indirect subsidiaries of Sensus Worldwide Limited (other than Sensus Industries Limited). For the purpose of securing all present and future obligations at any time due, owing or incurred by Xylem Europe to ING Bank under the Term Loan Agreement and other finance documents, the Company has entered into a parent guarantee also dated October 24, 2016 (the “Parent Guarantee”).

The Term Facility will mature 12 months after the date on which the loan is made. The Term Facility bears interest at EURIBOR plus 0.35%. The Term Loan Agreement contains certain representations and warranties, certain affirmative covenants, certain negative covenants, a financial covenant, certain conditions and events of default that are customarily required for similar financings.

The foregoing descriptions of the Term Loan Agreement, the Parent Guarantee and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Term Loan Agreement and the Parent Guarantee, which are attached as exhibits to this report and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this report is also responsive to Item 2.03 of this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Term Loan Agreement, dated as of October 24, 2016 among Xylem Europe GmbH, as borrower, Xylem Inc. as Guarantor and ING Bank, as lender (including Form of Parent Guarantee).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: October 28, 2016	By:	/s/E. Mark Rajkowski
		Name:	E. Mark Rajkowski
		Title:	Senior Vice President and Chief Financial Officer (Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Term Loan Agreement, dated as of October 24, 2016 among Xylem Europe GmbH, as borrower, Xylem Inc. as Guarantor and ING Bank, as lender (including Form of Parent Guarantee).